Prospectus

                                December 30, 2002




                 The Securities and Exchange Commission has not
               approved or disapproved these securities or passed
                upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.


                                  PORTFOLIO 21
                  a series of Professionally Managed Portfolios


    Portfolio 21 is a global growth stock mutual fund. The Portfolio seeks to provide investors with long-term growth of capital. Progressive Investment
       Management Corporation is the investment advisor to the Portfolio.


                                Table of Contents


AN OVERVIEW OF THE PORTFOLIO........................................3
PERFORMANCE.........................................................5
FEES AND EXPENSES...................................................6
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES............7
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO.......................9
INVESTMENT ADVISOR.................................................10
SHAREHOLDER INFORMATION............................................11
PRICING OF PORTFOLIO SHARES........................................15
DIVIDENDS AND DISTRIBUTIONS........................................15
TAX CONSEQUENCES...................................................16
RULE 12B-1 FEES....................................................16
FINANCIAL HIGHLIGHTS...............................................17
PRIVACY NOTICE......................................Inside Back Cover


                                  PORTFOLIO 21

AN OVERVIEW OF THE PORTFOLIO

What is the         Portfolio  21 is a global  growth  stock  equity  fund.  The
Portfolio's         Portfolio seeks long-term growth of capital.
goal?

What are the        The Portfolio primarily invests in common stocks of domestic
Portfolio's         and foreign companies of any size market capitalization that
principal           satisfy certain environmental  responsibility criteria. Such
investment          companies    must    also    exhibit    certain    financial
strategies?         characteristics   that  indicate   positive   prospects  for
                    long-term  earnings growth.  Portfolio 21 refers to the 21st century  and the forward  thinking  that will be required to sustain us in the new century. In selecting  investments the
                    Advisor  concentrates  on those  companies  that have made a
                    commitment   to   environmental   sustainability   and  have
                    demonstrated   this   commitment   through  their   business
                    strategies, practices and investments. The Advisor employs a "bottom-up" approach to stock selection.


What are the        There  is the  risk  that  you  could  lose  money  on  your
principal           investment in the Portfolio.The following risks could affect risks of investing  the value of your investment:
in the portfolio?


                    o    The stock market goes down
                    o Interest rates go up which can result in a decline in the equity market
                    o    Growth stocks fall out of favor with the stock market
                    o Stocks held by the Portfolio may not increase their earnings at the rate anticipated
                    o Securities of small- and medium-size capitalization companies involve greater risk than investing in larger-capitalization companies
                    o Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. Foreign securities markets may also be less liquid and more volatile than domestic markets, which may result in delays in settling securities transactions
                    o The Portfolio's environmental policy could cause it to make or avoid investments that could result in the Portfolio under-performing similar funds that do not have an environmental policy


Who may want to     The Portfolio may be appropriate for investors who:
invest in the
Portfolio?
                    o    Want  an  equity   investment  in  companies  that  are
                         environmentally responsible
                    o    Are pursuing a long-term goal such as retirement
                    o    Want to add an  investment  with  growth  potential  to
                         diversify their investment portfolio
                    o    Are willing to accept higher short-term risk along with
                         higher potential for long-term growth

                    The Portfolio may not be appropriate for investors who:

                    o    Need regular income or stability of principal
                    o    Are pursuing a short-term goal



PERFORMANCE

     The following performance information indicates some of the risks of investing in the Portfolio. The bar chart below illustrates how the Portfolio's total return has varied from year to year. The table below illustrates the Portfolio's average annual return over time compared with a domestic broad-based market index, as well as an index that measures a number of global markets. Remember, the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Calendar Year Total Return*
[bar chart]


2000:  -4.28%
2001:  -5.11%

     *The Portfolio's year-to-date return as of 9/30/02 was -27.26%.

     During the period shown in the bar chart, the Portfolio's highest quarterly return was 16.67% for the quarter ended December 31, 2001 and the lowest quarterly return was -14.75% for the quarter ended September 30, 2001.

Average Annual Total Returns as of December 31, 2001

                                                                Since Inception
                                                     1 Year        (9/30/99)
                                                   ----------   ---------------

Portfolio 21
    Return Before Taxes                               -5.11%           -0.l9%
    Return After Taxes on Distributions(1)            -5.24%           -0.27%
    Return After Taxes on Distributions
        And Sale of Portfolio Shares(1),(2)           -3.01%           -0.17%
S&P 500 Index(3)                                     -11.89%           -3.62%
MSCI World Index(4)                                  -16.52%           -6.94%
--------------------

(1) After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The "Return After Taxes on Distributions and Sale of Portfolio shares" may be higher than other return figures because when a capital loss occurs upon redemption of Portfolio shares, a tax deduction is provided that benefits the investor. (3) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large sized companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. (4) The MSCI World Index measures performance for a diverse range of developed country global stock markets, including, among other markets, the United States, Canada, Europe, Australia, New Zealand and markets in the Far East. The figures above reflect no deduction for fees, expenses or taxes and does not include reinvested dividends.

FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases.................       None
Maximum deferred sales charge (load).............................       None
Redemption Fee(1)................................................       2.00%

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Management Fees..................................................       1.00%
Distribution (12b-1) Fee.........................................       0.25%
Other Expenses(2)................................................       1.17%
                                                                        -----
Total Annual Portfolio Operating Expenses........................       2.42%
        Fee Reduction and/or Expense Reimbursement...............      (0.92)%
                                                                        -----
Net Annual Portfolio Operating Expenses(3).......................       1.50%
                                                                        =====
---------------

(1) You will pay a redemption fee of 2.00% on the value of shares you redeem that are held for less than sixty (60) days. This fee will not be imposed on Portfolio shares acquired through the reinvestment of dividends or other distributions. The fee is payable to the Portfolio and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
(2) Other expenses include custodian, transfer agency and other customary Portfolio expenses.
(3) The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Portfolio until terminated by the Portfolio to ensure that the Portfolio's Total Portfolio Annual Operating Expenses will not exceed 1.50%. If the Advisor does reduce its fees or pay Portfolio expenses, the Portfolio may reimburse the Advisor in future years. The Trustees may terminate this expense reimbursement arrangement at any time.

Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Portfolio's operating expenses remain the same. The Example figures were calculated using net operating expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

           One Year......................................$   153
           Three Years...................................$   474
           Five Years....................................$   818
           Ten Years.....................................$ 1,791

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio's investment goal is long-term growth of capital. The Portfolio is a global growth stock equity fund.

     The Portfolio seeks to achieve its investment goal by investing primarily in the securities of issuers in established markets, selecting stocks for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio may invest in domestic as well as foreign securities, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. EDRs have the same qualities as ADRs, except that they may be traded in European trading markets.

     When choosing foreign securities, the Portfolio may consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Portfolio may restrict its investments in foreign securities, although under normal market circumstances typically at least 50% to 60% of the Portfolio's investments will be in foreign securities, either directly or through depositary receipts.

     The Portfolio concentrates its investments in companies that have made a commitment to environmental sustainability and have demonstrated this commitment through their business strategies, practices and investments. The Advisor believes the essence of environmental sustainability is the acknowledgment of the limits of nature and society's dependence on nature. The Advisor's investment perspective recognizes the fundamental challenge we face: meeting human needs without undermining nature's ability to support our economy in the future. Some of these companies are changing the landscape of the industry they are in or are forcing others in their industry to catch up. Others have product lines that are ecologically superior to their competition. Still others are developing vitally needed technologies that will provide cleaner energy sources for the future.

     Companies selected for consideration must display some or all of the following qualities:

o corporate leadership that has made an explicit commitment to sustainable practices and has allocated significant resources to achieve these goals;
o earnings improvements that are derived from the efficient use and reuse of resources;
o    ecologically superior product lines;
o    investments in renewable energy;
o    innovative transportation and distribution strategies; and/or
o    fair and efficient use of resources with respect to meeting human needs.

     The Advisor focuses on individual companies that meet their environmental sustainability criteria. The Advisor then considers the company's standing relative to its competition in such areas as the ecological impact of its products and services, investments in sustainable technologies and processes, resource efficiency, waste and pollution intensity and environmental management. Companies that meet these criteria are investigated further through a review of their financial and environmental statements, third party research and personal contact with company representatives.

     In addition to the environmental sustainability criteria, a company selected for the Portfolio must exhibit certain financial characteristics that indicate positive prospects for long-term earnings growth. These include some or all of the following:

o    rising trends in revenues and earnings;
o    sound balance sheet;
o    increasing profit margins; and/or
o    evolving product lines.

     The actual selection process is a bottom-up approach. This means that the Advisor concentrates on the specific characteristics of each company and then qualifies the company using financial and environmental criteria appropriate to their industry groups.

     On an ongoing basis, all companies are reviewed to confirm their continued commitment to sustainability. Decisions to sell a security will be made when one or both of the following occurs:

o    The  company no longer  meets the  environmental  sustainability  criteria;
     and/or
o    The company no longer meets minimum financial standards.

     In keeping with its investment approach, the Advisor does not anticipate frequent buying and selling of securities. This means that the Portfolio should have a low rate of portfolio turnover and the potential to be a tax efficient investment. This should result in the realization and distribution to shareholders of lower capital gains, which would be considered tax efficient. The anticipated lack of frequent trading also leads to lower transaction costs, which could help to improve performance.

     Under normal market conditions, the Portfolio will stay fully invested in stocks according to the Portfolio's principal investment strategies as noted above. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and short-term debt securities and money market instruments in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objective. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio that may adversely affect the Portfolio's net asset value or total return have previously been summarized under "Principal Risks of Investing in the Portfolio." These risks are discussed in more detail below.

     Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

     Small- and Medium-Size Companies Risk. Investing in securities of small- and medium-size companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Smaller companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

     Foreign Securities Risk. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. The Portfolio may be subject to some of the following risks when investing in foreign securities:

     o Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Portfolio's net asset value is denominated in U.S. Dollars. The exchange rate between the U.S. Dollar and most foreign currencies fluctuates; therefore the net asset value of the Portfolio will be affected by a change in the exchange rate between the U.S. Dollar and the currencies in which the Portfolio's stocks are denominated. The Portfolio may also incur transaction costs associated with exchanging foreign currencies into U.S. Dollars.

     o Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

     o Market Concentration. Many foreign stock markets are more concentrated than the U.S. stock market since a smaller number of companies make up a larger percentage of the market. Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign stock market than performance of a single company or group of companies would have on the U.S. stock market.

     o Expropriation Risk. Foreign governments may expropriate the Portfolio's investments either directly by restricting the Portfolio's ability to sell a security or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Portfolio's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Portfolio to pursue and collect a legal judgment against a foreign government.

     o Emerging Markets Risk. The Portfolio may invest in issuers located in emerging markets, which are the markets of countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

     Some additional risks include: (1) economic and political instability; (2) less publicly available information; (3) less strict auditing, accounting and financial reporting requirements; (4) less governmental supervision and regulation of securities markets; (5) higher transaction costs; (6) potential adverse effects of the euro-conversion; and (7) greater possibility of not being able to sell securities on a timely basis.

     Environmental Sustainability Policy Risk. The Portfolio's environmental sustainability policy could cause it to under-perform similar funds that do not have such a policy. Among the reasons for this are (a) growth stocks that meet the Portfolio's environmental sustainability criteria could under-perform those stocks that do not meet this criteria; and (b) a company's environmental policies could cause the Portfolio to sell or not purchase stocks that subsequently perform well.

INVESTMENT ADVISOR

     Progressive Investment Management Corporation is the investment advisor to the Portfolio. The investment advisor's address is 721 N.W. Ninth Avenue, Suite 250, Portland, OR 97209. The investment advisor, which was established in 1987, provides socially responsible investment management services to individual and institutional investors and manages assets of approximately $166 million. The investment advisor provides advice on buying and selling securities. The investment advisor also furnishes the Portfolio with office space and certain administrative services and provides most of the personnel needed by the Portfolio. For its services, the Portfolio pays the investment advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended August 31, 2002, the Advisor received advisory fees of 0.08% of the Portfolio's average daily net assets, net of waiver.

     The Portfolio is managed by a committee of investment professionals associated with the Advisor.

Portfolio Expenses

     The Portfolio is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Portfolio to ensure that the Portfolio's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 1.50% of the Portfolio's average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor are subject to reimbursement by the Portfolio if requested by the Advisor in subsequent fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Portfolio expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. The Portfolio must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

SHAREHOLDER INFORMATION

How to Buy Shares

     There are several ways to purchase shares of the Portfolio. An Account Application, which accompanies this Prospectus, is used if you send money directly to the Portfolio by mail or by wire. If you have questions about how to invest according to the instructions below, or about how to complete the Account Application, please call 1-877-351-4115 Ext. 21. You may also buy shares of the Portfolio through your financial representative. After your account is open, you may add to it at any time. The Portfolio reserves the right to reject any purchase in whole or in part.

     You may buy and sell shares of the Portfolio through certain brokers (and their agents) that have made arrangements with the Portfolio to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Portfolio's Transfer Agent, and you will pay or receive the next price calculated by the Portfolio. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Portfolio may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Portfolio's prospectus.

     You may open a Portfolio account with $5,000 and add to your account at any time with $100 or more. You may open a retirement or tax-deferred account with $1,000, and add to your account at any time with $100 or more. Automatic investment plans allow you to open a Portfolio account with $1,000 and add to your account with $100 or more. The minimum investment requirements may be waived from time to time by the Portfolio.

     You may purchase shares of the Portfolio by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Portfolio does not issue share certificates. The Portfolio reserves the right to reject any purchase in whole or in part.

     By Mail. If you are making your first investment in the Portfolio, simply complete the Account Application included with this Prospectus and mail or overnight deliver it with a check (made payable to "Portfolio 21") to:

 Regular Mail:                               Overnight Delivery:
 Portfolio 21                                Portfolio 21
 c/o U.S. Bancorp Fund Services, LLC         c/o U.S. Bancorp Fund Services, LLC
 P.O. Box 701                                615 East Michigan Street, 3rd Floor
 Milwaukee, WI 53201-0701                    Milwaukee, WI 53201-0701

Note: The Portfolio does not consider the U.S. Postal Service or other independent delivery services to be its agents.

     If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Portfolio 21" in the envelope provided with your statement to the address noted above. Your account number should be written on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

     By Wire. Please call the Transfer Agent toll free at 1-866-209-1962 prior to sending a wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Call the Transfer Agent between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment by wire. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number. You should then complete the Account Application accompanying this Prospectus. Please include the date and the order confirmation number on the Account Application and mail the completed Account Application to the address at the top of the Account Application. Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:

         U.S. Bank, National Association
         425 Walnut Street
         Cincinnati, OH 45202
         ABA Number 0420-0001-3
         Credit: U.S. Bancorp Fund Services, LLC
         A/C #122-952-137
         FFC:  Portfolio 21
         Shareholder Registration
         Shareholder account number (if known)

     If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent at 1-866-209-1962. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Portfolio.

     Automatic Investment Plan. You may make regular investments through automatic periodic deductions from your bank checking account. Under this Plan, after your initial investment, you authorize the Portfolio to withdraw from your checking account each month an amount that you wish to invest which must be at least $100. If you wish to invest on a periodic basis, when opening your Portfolio account complete the Automatic Investment Plan section of the Account Application and mail it to the Portfolio at the address listed above. Current shareholders may choose at any time to enroll in the Automatic Investment Plan. Call 1-877-351-4115 Ext. 21 for instructions. The Portfolio may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing. Your termination letter must be received by the Transfer Agent sufficiently in advance of the next scheduled withdrawal.

     Retirement Plans. The Portfolio offers Individual Retirement Account ("IRA") plans. You may obtain information about opening an IRA account by calling 1-877-351-4115 Ext. 21. If you wish to open another type of retirement plan, please contact your securities dealer.

How to Sell Shares

     You may sell (redeem) your Portfolio shares on any day the Portfolio and the NYSE are open for business either directly to the Portfolio or through your investment representative.

     By Mail. You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Call the Transfer Agent for details. You should send your redemption request to:

 Regular Mail:                              Overnight Delivery:
 Portfolio 21                               Portfolio 21
 c/o U.S. Bancorp Fund Services, LLC        c/o U.S. Bancorp Fund Services, LLC
 P.O. Box 701                               615 East Michigan Street, 3rd Floor
 Milwaukee, WI 53201-0701                   Milwaukee, WI 53201-0701

     Signature Guarantee. To protect the Portfolio and its shareholders, a signature guarantee is required for all written redemption requests.
Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

     By Telephone. If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at 1-866-209-1962 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

     When you establish telephone privileges, you are authorizing the Portfolio and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Such persons may request that the shares in your account be redeemed. Redemption proceeds will be mailed to the address of record on your account or transferred to the bank account you have designated on your Account Application.

     Before executing an instruction received by telephone, the Portfolio and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Portfolio and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Portfolio may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders. You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-866-209-1962 for instructions.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Portfolio. If you did not purchase your shares with a certified check or wire, the Portfolio may delay payment of your redemption proceeds for 15 days from the date of purchase or until your check has cleared, whichever occurs first.

     The Portfolio may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Portfolio makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Portfolio takes any action.

     Short-term Trading. The Portfolio is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Portfolio's investment strategies and objectives and create additional transaction costs that are borne by all shareholders. For these reasons, the Portfolio will assess a 2.00% fee on redemptions of shares that are held for less than sixty (60) days. This fee will be paid to the Portfolio to help offset transaction costs and administrative expenses. This fee will not be imposed on Portfolio shares acquired through the reinvestment of dividends or other distributions and may not be applicable to certain qualified accounts held by financial intermediaries. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The Portfolio reserves the right, at its discretion, to lower or waive the amount of this fee. In addition, the Portfolio reserves the right to change the terms and amount of this fee upon at least 60 days' notice to shareholders.

     Redemption in Kind. The Portfolio has the right, at its discretion, to pay redemption proceeds to you in whole or in part by a distribution of securities from the Portfolio's holdings. It is not expected that the Portfolio would do so except in unusual circumstances. If the Portfolio pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

     Systematic Withdrawal Program. As another convenience, you may redeem your Portfolio shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Portfolio will send you a check in a minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Portfolio account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Portfolio. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent at:

         Portfolio 21
         c/o U.S. Bancorp Fund Services, LLC
         P.O. Box 701
         Milwaukee, WI 53201-0701

     A withdrawal under the Systematic Withdrawal Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account may ultimately be depleted.

PRICING OF PORTFOLIO SHARES

     The price of the Portfolio's shares is based on the Portfolio's net asset value. This is calculated by dividing the Portfolio's assets, minus its liabilities, by the number of shares outstanding. The Portfolio's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Portfolio's liabilities are fees and expenses owed by the Portfolio. The number of Portfolio shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Portfolio shares or the amount you will receive when you sell your Portfolio shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

     The net asset value of Portfolio shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Portfolio shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

DIVIDENDS AND DISTRIBUTIONS

     The Portfolio will make distributions of dividends and capital gains, if any, at least annually, typically after year-end. The Portfolio will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

     All distributions will be reinvested in Portfolio shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Portfolio shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

TAX CONSEQUENCES

     The Portfolio intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Portfolio held the securities that generated the gains, not on how long you owned your Portfolio shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Portfolio shares.

     By law, the Portfolio must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Portfolio to do so.

     If you sell your Portfolio shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

RULE 12B-1 FEES

     The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule allows the Portfolio to pay distribution fees for the sale and distribution of its shares and for services provided to shareholders. The Plan provides for the payment of a distribution and service at the annual rate of 0.25% of the Portfolio's average daily net assets which are payable to the Advisor, as Distribution Coordinator. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Portfolio shares and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

     This table shows the Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment in the Portfolio would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, independent accountants. Their report and the Portfolio's financial statements are included in the Annual Report, which is available upon request.

For a capital share outstanding throughout each period


                                                                                     September 30,
                                                            Year Ended  Year Ended       1999*
                                                            August 31,  August 31,      through
                                                               2002        2001     August 31, 2000
                                                            ----------  ----------  ---------------
Net asset value, beginning of period.......................   $19.52     $25.37          $21.00
                                                              ------     ------          ------
Income from investment operations:
   Net investment income (loss)............................    (0.05)     (0.05)           0.02
   Net realized and unrealized gain (loss) on investments..    (2.67)     (5.78)           4.35
                                                              ------     ------          ------

Total from investment operations...........................    (2.72)     (5.83)           4.37
                                                              ------     ------          ------
Less distributions:
From net investment income.................................        -      (0.02)              -
                                                              ------     ------          ------
From net realized gain.....................................    (0.13)         -               -
                                                              ------     ------          ------

Total distributions........................................    (0.13)     (0.02)              -
                                                              ------     ------          ------

Net asset value, end of period.............................   $16.67     $19.52          $25.37
                                                              ======     ======          ======

   Total return............................................   (14.04)%   (23.01)%         20.81%++


Ratios/supplemental data:
   Net assets, end of period (millions)....................    $15.2       $8.3            $7.3

Ratio of expenses to average net assets:
   Before fees waived and expenses absorbed................     2.42%      3.11%           4.48%+
   After fees waived and expenses absorbed.................     1.50%      1.50%           1.50%+

Ratio of net investment income (loss) to average net assets:
   Before fees waived and expenses absorbed................    (1.27)%    (1.87)%         (2.84)%+
   After fees waived and expenses absorbed.................    (0.35)%    (0.26)%          0.14%+

Portfolio turnover rate....................................     8.18%      5.31%           0.17%++

* Commencement of operations.
+ Annualized.
++ Not annualized.



PRIVACY NOTICE

The Portfolio collects non-public information about you from the following sources:

o    Information  we  receive  about  you on  applications  or  other  forms;
o    Information you give us orally;  and
o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Portfolio through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.


                               Investment Advisor
                  Progressive Investment Management Corporation
                        721 N.W. Ninth Avenue, Suite 250
                             Portland, Oregon 97209
                             (877) 351-4115 Ext. 21

                                   Distributor
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                    Custodian
                         U.S. Bank, National Association
                                425 Walnut Street
                             Cincinnati, Ohio 45202

              Transfer Agent, Fund Accountant & Fund Administrator
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                         Independent Public Accountants
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                         San Francisco, California 94105


           a series of Professionally Managed Portfolios (the "Trust")
                               www.portfolio21.com


For investors who want more information about the Portfolio, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolio and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Portfolio by contacting the Portfolio at:

                                  Portfolio 21
                              721 N.W. Ninth Avenue
                                    Suite 250
                               Portland, OR 97209
                        Telephone: 1-877-351-4115 Ext. 21
                               www.portfolio21.com

You can review and copy information including the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in
Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Portfolio are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov, or
o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                                         (The Trust's SEC Investment Company Act
                                                       file number is 811-05037)